UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 13, 2006 (July 7, 2006)

Date of report (Date of earliest event reported)

MONONGAHELA POWER COMPANY

(Exact name of registrant as specified in charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-5164 (Commission File Number)	13-5229392 (IRS Employer Identification No.)

1310 Fairmont Avenue Fairmont, West Virginia (Address of principal executive of offices)	26554 (Zip code)

Registrant’s telephone number, including area code: (304) 366-3000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principals Officers.

(d)     Effective July 7, 2006, the stockholders of Monongahela Power Company (“Monongahela”) appointed Philip L. Goulding and David E. Flitman to serve as members of Monongahela’s Board of Directors. Mr. Goulding is also a Vice President of Monongahela and is the Senior Vice President and Chief Financial Officer of Allegheny Energy, Inc., of which Monongahela is a wholly-owned subsidiary. Mr. Flitman is the President of Monongahela.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONONGAHELA POWER COMPANY
	By:	/s/ Hyun Park
Dated: July 13, 2006	Name: Title:	Hyun Park Vice President and Secretary